UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 8, 2026

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Michael C. Creedon, Jr. and Anneliese Olson to the Domino’s Pizza, Inc. Board of Directors

On July 14, 2026, the Board of Directors (the “Board”) of Domino’s Pizza, Inc. (the “Company”) appointed Michael C. Creedon, Jr. and Anneliese Olson each to serve as a director on the Board, effective July 15, 2026, and increased the size of the Board from eight directors to ten directors effective with such appointments.

Mr. Creedon and Ms. Olson were each appointed on the recommendation of the Nominating and Corporate Governance Committee of the Board and will stand for re-election to the Board at the Company’s 2027 annual meeting of shareholders.

Mr. Creedon currently serves as Chief Executive Officer of Dollar Tree, Inc. (Nasdaq: DLTR). He joined Dollar Tree as Chief Operating Officer in 2022 and was appointed Chief Executive Officer in 2024. He has served on the Dollar Tree Board of Directors since 2025. Before joining Dollar Tree, Mr. Creedon held several senior leadership positions at Advance Auto Parts, culminating in his role as President of U.S. Stores. Earlier in his career, he held leadership roles at Tyco International and ADT Security.

Ms. Olson has served as President, Imaging, Printing and Solutions of HP Inc. (NYSE: HPQ) since November 2024 and has over 30 years of experience at HP. Prior to her current role, Ms. Olson served in various leadership positions within HP, including as Senior Vice President & Managing Director, North America from September 2023 to November 2024, and as Senior Vice President & Chief Operating Officer, Worldwide Print from November 2019 to April 2022. She has held other senior positions throughout her career with HP, bringing a wealth of international experience having lived and worked in Asia Pacific for more than seven years.

Mr. Creedon and Ms. Olson were appointed as members of the Board’s Audit Committee. The Board has determined that each of Mr. Creedon and Ms. Olson satisfies the definition of “independent director” under the Nasdaq listing standards, including the requirements with respect to service on the Audit Committee.

Each of Mr. Creedon and Ms. Olson will be entitled to the annual compensation paid to the Company’s non-employee directors. A summary of the compensation the Company provides its non-employee directors is described under the heading “Compensation of Directors” on page 68 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2026. There is no arrangement or understanding between either Mr. Creedon or Ms. Olson and any other person pursuant to which either was selected as a director. There are no transactions involving Mr. Creedon or Ms. Olson requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the related press release is attached hereto as Exhibit 99.1.

Resignation of Kelly E. Garcia

On July 8, 2026, Kelly E. Garcia, the Company’s Executive Vice President, Chief Technology and Data Officer, notified the Company of his decision to resign, effective August 28, 2026 (the “Effective Date”), to accept another executive position outside the Company. Mr. Garcia’s resignation is not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Garcia is expected to remain in his current position to assist with the transition of his responsibilities through the Effective Date. The Company has initiated a comprehensive search for Mr. Garcia’s successor.

Item 8.01. Other Events.

Appointment of Corie S. Barry as Lead Independent Director of the Board

On July 14, 2026, the Board appointed Corie S. Barry as the Lead Independent Director of the Board. She was elected Lead Independent Director by Domino’s independent directors and will serve as the liaison between Domino’s Executive Chairman, Chief Executive Officer and independent directors with responsibilities as set forth in Domino’s Corporate Governance Principles. Ms. Barry replaces Richard L. Federico who will continue to serve as a member of the Board and as Chairman of the Audit Committee of the Board.

A copy of the related press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve significant risks and uncertainties and you should not place considerable reliance on such statements. Important factors that could cause actual results to differ materially from our expectations are more fully described in our filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025. All forward-looking statements speak only as of the date hereof and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, or other applicable law, we will not undertake, and specifically disclaim, any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date hereof, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Domino's Pizza, Inc. dated July 14, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date:	July 14, 2026	/s/ Ryan K. Mulally
Name: Ryan K. Mulally Title: Executive Vice President, General Counsel and Corporate Secretary